                                                               Exhibit 23(b)



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We consent to the incorporation by reference in this Post-Effective Amendment No. 7 to Registraton Statement No. 33-34930 of B.F. Saul Real Estate
Investment Trust (the "Trust") on Form S-2 of our reports dated December 5, 1995, appearing in Part III of Form 10-K for the year ended September 30, 1995, and to all references to our Firm included in this Registration Statement.




ARTHUR ANDERSEN LLP


Washington, D.C.
December 29, 1995